United
                    Continental
                    Income Fund,
                    Inc.

                    ANNUAL
                    REPORT
                    ----------------------------------------
                    For the fiscal year ended March 31, 2000

MANAGER'S LETTER
-----------------------------------------------------------------
MARCH 31, 2000

Dear Shareholder:

     This report relates to the operation of United Continental Income Fund for the fiscal year ended March 31, 2000. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

     Rising interest rates were of concern to investors during much of 1999. The Federal Reserve raised interest rates in order to keep inflation and growth in check. As a result, midyear, the S&P 500 corrected by approximately 10%. However, thereafter the economic data continued to indicate a resilient economy and concurrent robust profit growth. On the consumer side, retail sales, overall consumption and personal income maintained a strong upward trend. On the manufacturing side of the economy, industrial production grew and inventories remained lean. Inflation stayed in check due to rising labor productivity, despite the strong underlying economy. These very favorable forces overwhelmed concerns over rising interest rates and we saw a very powerful rally in the fourth quarter of 1999 that continued through the first quarter of 2000.

     While we made no significant changes to our allocation of stocks, bonds and cash during the year, we did increase our focus on high-quality growth stocks during the second half of 1999, particularly in the technology sector. We did this to capture some of the powerful underlying trends that seemed to be accelerating throughout the year. For example, there was an increase in consolidation and strategic alliances in order to capture market share of the developing Internet. In addition, the wireless world seemed to be taking off as more applications were developed. More recently, we reduced some of our larger positions as the markets headed towards what appeared to be extreme valuation differences between what is called the "new economy" and the "old economy," adding to old economy stocks where the valuations looked compelling.

     The strategies and techniques we applied resulted in the Fund outperforming the Lipper Balanced Fund Universe Average and significantly outperforming the Salomon Brothers Treasury/Government Sponsored/Corporate Index, but falling moderately below the S&P 500 Index, all as charted on the following page. Those indexes reflect the performance of securities that generally represent the stock market (the S&P 500 Index), the bond market (the Salomon Brothers Treasury/Government Sponsored/Corporate Index) and the universe of funds with similar investment objectives (the Lipper Balanced Fund Universe Average). A variety of indexes is presented because the Fund invests in stocks, bonds and other instruments. The Fund's performance was aided by large advances in certain of the Fund's technology holdings.

     The end of the year rally in the stock market was certainly impressive, particularly in the technology sector. However, the markets are still contending with a strong economic backdrop in a rising interest rate environment. The Fed seems likely to raise interest rates further as economic growth remains above their targets. If evidence of inflation becoming a big problem develops, the Fed may have to become much more aggressive. Until such time as the interest rate outlook clarifies, we are hesitant to make any significant changes to the Fund's portfolio. We are cautiously optimistic and will continue to try to provide competitive returns that are consistent with the Fund's objectives.

     Thank you very much for your continued support and confidence in our organization.


Respectfully,

Cynthia P. Prince-Fox
Manager, United Continental Income Fund, Inc.

             Comparison of Change in Value of $10,000 Investment in
              United Continental Income Fund, Inc. Class A Shares,
                               The S&P 500 Index,
       The Salomon Brothers Treasury/Government Sponsored/Corporate Index
                 and The Lipper Balanced Fund Universe Average

                                           Salomon
               United                     Brothers
               Continental               Treasury/         Lipper
               Income                   Government       Balanced
               Fund, Inc.,      S&P     Sponsored/           Fund
               Class            500      Corporate       Universe
               A Shares       Index     Bond Index        Average
               ---------  ---------     ----------     ----------
  03/31/90 Purchase9,425     10,000         10,000         10,000
  03/31/91       10,048      11,441         11,237         11,233
  03/31/92       11,553      12,705         12,545         12,649
  03/31/93       13,180      14,640         14,341         14,270
  03/31/94       14,024      14,855         14,751         14,674
  03/31/95       14,921      17,168         15,430         15,680
  03/31/96       18,397      22,679         17,124         18,949
  03/31/97       19,481      27,156         17,897         20,987
  03/31/98       24,391      40,202         20,122         26,876
  03/31/99       25,215      47,652         21,438         28,622
  03/31/00       29,341      56,310         21,777         31,567

====  United Continental Income Fund, Class A Shares* -- $29,341
++++  S&P 500 Index  -- $56,310
**** Salomon Brothers Treasury/Government Sponsored/Corporate Index - $21,777 ---- Lipper Balanced Fund Universe Average -- $31,567

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.


                     Average Annual Total Return+
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
Year Ended
   3/31/00           9.67%     N/A       N/A       16.72%
5 Years Ended
   3/31/00          13.13%     N/A       N/A       N/A
10 Years Ended
   3/31/00          11.36%     N/A       N/A       N/A
Since inception of
   Class** through
   3/31/00          N/A        8.75%     11.98%    12.78%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation, including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++10/4/99 for Class B shares, 10/5/99 for Class C shares and 1/4/96 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Continental Income Fund, Inc.

PORTFOLIO STRATEGY:
Normally not more than     OBJECTIVE:   To seek current income with a
75% Common Stocks                       secondary goal of long-term appreciation
                                        of capital.
Normally at least 25%
Debt Securities or          STRATEGY:   Invests primarily in income-
Preferred Stock                         producing securities that
                                        include common stock,
Generally less than 10%                 preferred stocks and debt
Foreign Securities                      securities.


                             FOUNDED:   1970

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY (March, June, September,
                                        December)

PERFORMANCE SUMMARY -- Class A Shares

           PER SHARE DATA
For the Fiscal Year Ended March 31, 2000
----------------------------------------
DIVIDENDS PAID                  $0.18
                                =====

CAPITAL GAINS DISTRIBUTION      $0.81
                                =====

NET ASSET VALUE ON
   3/31/00  $8.20 adjusted to:  $9.01 (A)
   3/31/99                       7.97
                                -----
CHANGE PER SHARE                $1.04
                                =====

(A)This number includes the capital gains distribution of $0.81 paid in December 1999 added to the actual net asset value on March 31, 2000.

Past performance is not necessarily indicative of future results.

                              TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load*    Sales Load**
------                                      -----------    ------------
 1-year period ended 3-31-00                     9.67%         16.36%
 5-year period ended 3-31-00                    13.13%         14.48%
10-year period ended 3-31-00                    11.36%         12.03%

Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 2000, United Continental Income Fund, Inc. had net assets totaling $599,668,182 invested in a diversified portfolio of:

 62.80%  Common Stocks
 27.52%  United States Government Securities
  6.61%  Corporate Debt Securities
  2.32%  Cash and Cash Equivalents
  0.75%  Preferred Stock


As a shareholder of United Continental Income Fund, Inc., for every $100 you had invested on March 31, 2000, your Fund owned:

 $35.35  Manufacturing Stocks
  27.52  United States Government Securities
   8.40  Services Stocks
   6.61  Corporate Debt Securities
   6.49  Transportation, Communication, Electric
           and Sanitary Services Stocks
   6.00  Finance, Insurance and Real Estate Stocks
   3.63  Wholesale and Retail Trade Stocks
   2.93  Mining Stocks
   2.32  Cash and Cash Equivalents
   0.75  Preferred Stock

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 2000

                                              Shares        Value

COMMON STOCKS
Amusement and Recreation Services - 0.96%
 Walt Disney Company (The)  ..............   140,000 $  5,792,500

Business Services - 5.76%
 Electronic Data Systems Corporation  ....    75,000    4,814,063
 Intuit Inc.*  ...........................    80,000    4,347,500
 Microsoft Corporation*  .................    82,000    8,735,562
 Oracle Corporation*  ....................    72,000    5,613,750
 SAP AG, ADR  ............................   105,000    6,273,750
 Young & Rubicam Inc.  ...................   100,800    4,737,600
   Total .................................             34,522,225

Chemicals and Allied Products - 6.96%
 Air Products and Chemicals, Inc.  .......   222,600    6,330,187
 American Home Products Corporation  .....   123,800    6,638,775
 Colgate-Palmolive Company  ..............    85,000    4,791,875
 Merck & Co., Inc.  ......................   110,000    6,833,750
 Pfizer Inc.  ............................   168,000    6,142,500
 Pharmacia & Upjohn, Inc.  ...............    47,000    2,784,750
 Smith International, Inc.*  .............    17,800    1,379,500
 Warner-Lambert Company  .................    70,000    6,825,000
   Total .................................             41,726,337

Communication - 4.44%
 Cox Communications, Inc., Class A*  .....    86,000    4,171,000
 Nextel Communications, Inc.*  ...........    50,000    7,410,937
 SBC Communications Inc.  ................   200,000    8,400,000
 Vodafone Airtouch Public Limited
   Company,  ADR .........................   120,000    6,667,500
   Total .................................             26,649,437

Depository Institutions - 1.40%
 Bank of America Corporation  ............   159,904    8,384,966

Electric, Gas and Sanitary Services - 1.03%
 Unicom Corporation  .....................   170,000    6,205,000

Electronic and Other Electric Equipment - 9.57%
 Analog Devices, Inc.*  ..................   114,000    9,184,125
 General Electric Company  ...............    55,700    8,643,944
 Intel Corporation  ......................    70,000    9,226,875
 Koninklijke Philips Electronics N.V.,
   NY Shares .............................    40,800    6,989,550
 LSI Logic Corporation*  .................   121,400    8,816,675
 Motorola, Inc.  .........................    34,800    4,954,650
 Nokia Corporation, Series A, ADR  .......    25,000    5,431,250
 Texas Instruments Incorporated  .........    25,900    4,144,000
   Total .................................             57,391,069


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Fabricated Metal Products - 1.74%
 Parker Hannifin Corporation  ............   117,400 $  4,850,087
 Tower Automotive, Inc.*  ................   340,000    5,567,500
   Total..................................             10,417,587

Food and Kindred Products - 2.43%
 Anheuser-Busch Companies, Inc.  .........    50,000    3,112,500
 PepsiCo, Inc.  ..........................   185,000    6,394,062
 Seagram Company Ltd. (The)  .............    85,000    5,057,500
   Total..................................             14,564,062

Food Stores - 1.03%
 Kroger Co. (The)*  ......................   350,000    6,146,875

Furniture and Fixtures - 0.68%
 Lear Corporation*  ......................   145,400    4,089,375

General Merchandise Stores - 2.60%
 BJ's Wholesale Club, Inc.*  .............   170,000    6,566,250
 Target Corporation  .....................    65,000    4,858,750
 Wal-Mart Stores, Inc.  ..................    75,000    4,162,500
   Total .................................             15,587,500

Industrial Machinery and Equipment - 4.79%
 Apple Computer, Inc.*  ..................    57,000    7,739,531
 Applied Materials, Inc.*  ...............    51,200    4,827,200
 Dell Computer Corporation*  .............   100,000    5,396,875
 EMC Corporation*  .......................    59,400    7,425,000
 Hewlett-Packard Company  ................    25,000    3,314,063
   Total .................................             28,702,669

Insurance Agents, Brokers and Service - 1.35%
 Hartford Financial Services
   Group Inc. (The) ......................   154,000    8,123,500

Insurance Carriers - 1.51%
 Berkshire Hathaway Inc., Class B*  ......     2,000    3,640,000
 Lincoln National Corporation  ...........    80,000    2,680,000
 ReliaStar Financial Corp.  ..............    80,000    2,710,000
   Total .................................              9,030,000

Motion Pictures - 1.68%
 News Corporation Limited (The), ADR  ....    90,000    5,062,500
 Time Warner Incorporated  ...............    50,000    5,000,000
   Total .................................             10,062,500

Nondepository Institutions - 1.74%
 Fannie Mae  .............................    70,000    3,950,625
 Freddie Mac  ............................   147,000    6,495,562
   Total .................................             10,446,187


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Oil and Gas Extraction - 2.93%
 Burlington Resources Incorporated  ......   218,600 $  8,088,200
 Schlumberger Limited  ...................   110,000    8,415,000
 Transocean Sedco Forex Inc.  ............    21,296    1,092,751
   Total .................................             17,595,951

Paper and Allied Products - 2.14%
 Consolidated Papers, Inc.  ..............   205,000    7,879,688
 International Paper Company  ............   116,000    4,959,000
   Total .................................             12,838,688

Petroleum and Coal Products - 2.66%
 BP Amoco p.l.c., ADR  ...................    88,096    4,674,594
 Exxon Mobil Corporation  ................    83,169    6,471,588
 Texaco Inc.  ............................    90,000    4,826,250
   Total .................................             15,972,432

Primary Metal Industries - 0.52%
 Corus Group plc, ADR  ...................   185,000    3,098,750

Printing and Publishing - 1.21%
 Belo (A. H.) Corporation, Class A  ......   135,800    2,427,425
 Meredith Corporation  ...................   175,000    4,845,313
   Total..................................              7,272,738

Stone, Clay and Glass Products - 0.89%
 Corning Incorporated  ...................    27,500    5,335,000

Transportation by Air - 1.02%
 UAL Corporation*  .......................   102,000    6,107,250

Transportation Equipment - 1.76%
 Boeing Company (The)  ...................   125,000    4,742,188
 General Motors Corporation  .............    70,000    5,796,875
   Total .................................             10,539,063

TOTAL COMMON STOCKS - 62.80%                         $376,601,661
 (Cost: $287,990,690)

PREFERRED STOCK - 0.75%
Communication
 Cox Communications, Inc.,
   7.0%, Convertible .....................    71,000 $  4,508,500
 (Cost: $3,550,000)


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Chemicals and Allied Products - 0.38%
 American Home Products Corporation,
   7.9%, 2-15-05 .........................   $ 2,250 $  2,304,225

Communication - 1.86%
 Bell Atlantic Financial Services, Inc.,
   Convertible,
   5.75%, 4-1-03 (A) .....................     3,000    3,052,500
 BellSouth Savings and Security ESOP Trust,
   9.125%, 7-1-03 ........................     1,887    1,942,392
 Comcast Corporation, ZONES, Convertible,
   2.0%, 10-15-29 ........................     2,750    4,849,597
 Southwestern Bell Telephone Company,
   5.77%, 10-14-03 .......................     1,350    1,285,632
   Total .................................             11,130,121

Depository Institutions - 0.34%
 Wachovia Corporation,
   6.25%, 8-4-08 .........................     2,250    2,054,633

Electric, Gas and Sanitary Services - 0.28%
 California Infrastructure and Economic Development
   Bank, Special Purpose Trust SCE-1,
   6.38%, 9-25-08 ........................     1,750    1,685,460

Food and Kindred Products - 0.73%
 Coca-Cola Enterprises Inc.,
   6.7%, 10-15-36 ........................     4,500    4,408,110

General Merchandise Stores - 0.38%
 JCP Master Credit Card Trust,
   9.625%, 6-15-00 .......................     2,250    2,255,625

Industrial Machinery and Equipment - 0.35%
 Tyco International Group S.A.,
   6.375%, 6-15-05 .......................     2,250    2,110,432

Nondepository Institutions - 1.16%
 General Electric Capital Corporation,
   8.3%, 9-20-09 .........................     6,500    6,961,955

Rubber and Miscellaneous Plastics Products - 0.57%
 Mark IV Industries, Inc., Convertible,
   4.75%, 11-1-04 (A) ....................     4,000    3,410,000

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Transportation by Air - 0.56%
 Southwest Airlines Co.,
   7.875%, 9-1-07 ........................   $ 3,300 $  3,328,644

TOTAL CORPORATE DEBT SECURITIES - 6.61%              $ 39,649,205
 (Cost: $38,728,053)

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation,
   6.625%, 9-15-09 .......................     5,000    4,807,800
 Federal National Mortgage Association:
   6.0%, 6-25-07 .........................     3,000    2,959,680
   6.51%, 5-6-08 .........................     6,750    6,327,045
   8.25%, 6-1-08 .........................       290      290,922
   6.19%, 7-7-08 .........................     4,500    4,125,240
   6.625%, 9-15-09 .......................     4,000    3,846,880
   7.25%, 1-15-10 ........................     5,000    5,033,600
 Government National Mortgage Association:
   9.0%, 7-15-16 .........................        44       46,230
   9.0%, 8-15-16 .........................       200      208,665
   9.0%, 10-15-16 ........................       359      374,261
   9.0%, 11-15-16 ........................       107      111,130
   9.0%, 1-15-17 .........................        57       59,205
   9.0%, 3-15-17 .........................       121      126,347
   9.0%, 4-15-17 .........................       105      109,145
   9.0%, 7-15-17 .........................        72       74,375
   6.5%, 8-15-28 .........................     9,331    8,800,278
 United States Treasury:
   8.875%, 5-15-00 .......................    17,000   17,053,040
   8.0%, 5-15-01 .........................    20,000   20,328,200
   6.375%, 8-15-02 .......................    12,000   11,970,000
   7.5%, 2-15-05 .........................    33,000   34,505,460
   6.5%, 8-15-05 .........................     4,000    4,023,760
   7.25%, 5-15-16 ........................     8,500    9,392,500
   6.25%, 8-15-23 ........................    30,000   30,426,600

TOTAL UNITED STATES GOVERNMENT SECURITIES - 27.52%   $165,000,363
 (Cost: $168,794,629)

TOTAL SHORT-TERM SECURITIES - 2.08%                  $ 12,463,417
 (Cost: $12,463,417)

TOTAL INVESTMENT SECURITIES - 99.76%                 $598,223,146
 (Cost: $511,526,789)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.24%       1,445,036

NET ASSETS - 100.00%                                 $599,668,182

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 2000


Notes To Schedule of Investments
*No income dividends were paid during the preceding 12 months.

 (A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000, the value of these securities amounted to $6,462,500 or 1.08% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities - at value
   (Notes 1 and 3) .................................     $598,223
 Cash   ............................................            2
 Receivables:
   Dividends and interest ..........................        3,400
   Fund shares sold ................................          273
 Prepaid insurance premium  ........................           20
                                                         --------
    Total assets  ..................................      601,918
                                                         --------
Liabilities
 Payable to Fund shareholders  .....................        1,994
 Accrued service fee (Note 2)  .....................          107
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................          106
 Accrued distribution fee (Note 2)  ................           17
 Accrued management fee (Note 2)  ..................           11
 Accrued accounting services fee (Note 2)  .........            6
 Other  ............................................            9
                                                         --------
    Total liabilities  .............................        2,250
                                                         --------
      Total net assets .............................     $599,668
                                                         ========
Net Assets
 $1.00 par value capital stock
   Capital stock ...................................     $ 73,120
   Additional paid-in capital ......................      401,242
 Accumulated undistributed income:
   Accumulated undistributed net investment income .          873
   Accumulated undistributed net realized gain
    on investment transactions  ....................       37,737
   Net unrealized appreciation in value of
    investments  ...................................       86,696
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $599,668
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $8.20
 Class B ...........................................        $8.20
 Class C ...........................................        $8.20
 Class Y  ..........................................        $8.20
Capital shares outstanding
 Class A  ..........................................       72,778
 Class B ...........................................          172
 Class C ...........................................           34
 Class Y  ..........................................          136
Capital shares authorized ..........................      200,000

                   See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 2000
(In Thousands)

Investment Income
 Income (Note 1B):
   Interest and amortization........................      $14,251
   Dividends .......................................        5,530
                                                          -------
    Total income  ..................................       19,781
                                                          -------
 Expenses (Note 2):
   Investment management fee .......................        3,887
   Service fee:
    Class A ........................................        1,382
    Class B ........................................            1
    Class C ........................................          ---*
   Transfer agency and dividend
    disbursing:
    Class A ........................................        1,064
    Class B ........................................            1
    Class C ........................................          ---*
   Distribution fee:
    Class A ........................................          105
    Class B ........................................            3
    Class C ........................................            1
   Accounting services fee .........................           70
   Custodian fees ..................................           30
   Audit fees ......................................           17
   Legal fees ......................................           10
   Shareholder servicing - Class Y .................            2
   Other ...........................................          156
                                                          -------
    Total expenses  ................................        6,729
                                                          -------
      Net investment income ........................       13,052
                                                          -------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net gain on securities  ..................       76,590
 Unrealized depreciation in value of investments
   during the period ...............................         (671)
                                                          -------
    Net gain on investments  .......................       75,919
                                                          -------
      Net increase in net assets resulting from
       operations  .................................      $88,971
                                                          =======
*Not shown due to rounding.

                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(In Thousands)
                                        For the fiscal year ended
                                                March 31,
                                         ------------------------
                                              2000       1999
Increase (Decrease) in Net Assets       ------------ ------------
 Operations:
   Net investment income ...............     $13,052     $ 15,903
   Realized net gain on investments ....      76,590       36,348
   Unrealized depreciation .............        (671)     (32,734)
                                            --------     --------
    Net increase in net assets
      resulting from operations ........      88,971       19,517
                                            --------     --------
 Distributions to shareholders from (Note 1E):*
   Net investment income:
    Class A  ...........................     (12,798)     (15,474)
    Class B  ...........................          (6)         ---
    Class C  ...........................          (1)         ---
    Class Y  ...........................         (27)        (268)
   Realized gains on securities transactions:
    Class A  ...........................     (56,127)     (28,169)
    Class B  ...........................         (50)         ---
    Class C  ...........................         (10)         ---
    Class Y  ...........................         (98)        (562)
                                            --------     --------
                                             (69,117)     (44,473)
                                            --------     --------
 Capital share transactions
   (Note 5) ............................      (2,587)      (2,963)
                                            --------     --------
       Total increase (decrease)  ......      17,267      (27,919)
Net Assets
 Beginning of period  ..................     582,401      610,320
                                            --------     --------
 End of period, including undistributed
   net investment income of $873 and
   $653, respectively...................    $599,668     $582,401
                                            ========     ========
                 *See "Financial Highlights" on pages 15 - 18.
                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:*

                              For the fiscal year ended March 31,
                              -----------------------------------
                               2000   1999    1998   1997    1996
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $7.97  $8.32   $7.57  $8.00   $6.95
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........           0.18   0.33    0.24   0.24    0.24
 Net realized and
   unrealized gain
   on investments ..           1.04   0.04    1.58   0.22    1.35
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           1.22   0.37    1.82   0.46    1.59
                              -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.18) (0.32)  (0.24) (0.24)  (0.23)
 From capital gains           (0.81) (0.40)  (0.83) (0.65)  (0.31)
                              -----  -----   -----  -----   -----
Total
 distributions  ....          (0.99) (0.72)  (1.07) (0.89)  (0.54)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $8.20  $7.97   $8.32  $7.57   $8.00
                              =====  =====   =====  =====   =====
Total return** .....          16.36%  3.38%  25.20%  5.88%  23.29%
Net assets, end of
 period (in
 millions)  ........           $597   $581    $599   $508    $502
Ratio of expenses to
 average net assets            1.15%  0.99%   0.91%  0.93%   0.89%
Ratio of net investment
 income to average net
 assets  ...........           2.22%  2.69%   2.88%  3.01%   3.06%
Portfolio turnover
 rate  .............          72.40% 50.68%  55.46% 40.29%  41.34%

     *Per-share amounts have been adjusted retroactively to reflect the 200%
      stock dividend effected June 26, 1998.
    **Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10/4/99*
                            through
                            3/31/00
                            -------
Net asset value,
 beginning of period         $8.11
                              ----
Income from investment
 operations:
 Net investment income        0.05
 Net realized and
   unrealized gain
   on investments ..          0.91
                              ----
Total from investment
 operations  .......          0.96
                              ----
Less distributions:
 From net investment
   income ..........         (0.06)
 From capital gains          (0.81)
                              ----
Total distributions          (0.87)
                              ----
Net asset value,
 end of period  ....          $8.20
                              ====
Total return .......          12.75%
Net assets, end of
 period (in
 millions)  ........             $1
Ratio of expenses to
 average net assets            2.08%**
Ratio of net investment
 income to average
 net assets  .......           1.14%**
Portfolio turnover
 rate  .............          72.40%**

    *Commencement of operations.
   **Annualized.


                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class C Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10/5/99*
                            through
                            3/31/00
                            -------
Net asset value,
 beginning of period         $8.09
                              ----
Income from investment
 operations:
 Net investment income        0.05
 Net realized and
   unrealized gain
   on investments ..          0.93
                              ----
Total from investment
 operations  .......          0.98
                              ----
Less distributions:
 From net investment
   income ..........         (0.06)
 From capital gains          (0.81)
                              ----
Total distributions          (0.87)
                              ----
Net asset value,
 end of period  ....         $8.20
                              ====
Total return .......         12.98%
Net assets, end of
 period (000 omitted)         $279
Ratio of expenses to
 average net assets           2.23%**
Ratio of net investment
 income to average
 net assets  .......          1.09%**
Portfolio turnover
 rate  .............         72.40%**

    *Commencement of operations.
   **Annualized.

                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:*
                                                          For the
                                                           period
                                     For the fiscal          from
                                  year ended March 31,   1/4/96**
                              --------------------------- through
                               2000   1999    1998   1997 3/31/96
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of period          $7.97  $8.33   $7.57  $8.00   $7.78
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........           0.21   0.07    0.26   0.26    0.03
 Net realized and
   unrealized gain
   on investments ..           1.03   0.32    1.58   0.21    0.25
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           1.24   0.39    1.84   0.47    0.28
                              -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.20) (0.35)  (0.26) (0.26)  (0.06)
 From capital gains           (0.81) (0.40)  (0.82) (0.64)  (0.00)
                              -----  -----   -----  -----   -----
Total distributions           (1.01) (0.75)  (1.08) (0.90)  (0.06)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $8.20  $7.97   $8.33  $7.57   $8.00
                              =====  =====   =====  =====   =====
Total return .......          16.72%  3.58%  25.43%  6.07%   3.53%
Net assets, end of
 period (in
 millions)  ........          $1     $1     $11     $6      $6
Ratio of expenses
 to average net
 assets  ...........           0.86%  0.81%   0.75%  0.75%   0.80%***
Ratio of net
 investment income
 to average net
 assets  ...........           2.50%  3.32%   3.01%  3.20%   3.35%***
Portfolio
 turnover rate  ....          72.40% 50.68%  55.46% 40.29%  41.34%***

  *Per-share amounts have been adjusted retroactively to
   reflect the 200% stock dividend effected June 26, 1998.
 **Commencement of operations.
***Annualized.

                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000

NOTE 1 -- Significant Accounting Policies

     United Continental Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide current income to the extent that, in the opinion of the Fund's investment manager, market and economic conditions permit. As a secondary goal, this Fund seeks long-term appreciation of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. The Fund accrues and pays the fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $362,698. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $311,239 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B and Class C shares and is paid to W&R. The purpose of the deferred sales charge is to compensate W&R for the costs incurred by W&R in connection with the sale of Fund shares.

     With respect to Class B shares, the amount of the CDSC will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the first calendar year of investment, 5%; the second calendar year, 4%; the third calendar year, 3%; the fourth calendar year, 3%; the fifth calendar year, 2%; the sixth calendar year, 1% and thereafter, 0%.

     If Class C shares are sold within 12 months of buying these shares, a 1% CDSC will be imposed.

     The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the deferred sales charge period. During the period ended March 31, 2000, W&R received $11 and $12 in deferred sales charges from Class B and C shares, respectively.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which is it entitled to reimbursement under the Class A Plan.

     The Fund paid Directors' fees of $444, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $395,727,461 while proceeds from maturities and sales aggregated $438,412,730. Purchases of short-term securities and U.S Government securities aggregated $752,206,818 and $18,026,855, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $750,121,362 and $33,935,614, respectively.

     For Federal income tax purposes, cost of investments owned at March 31, 2000 was $512,606,399, resulting in net unrealized appreciation of $85,616,747, of which $103,524,430 related to appreciated securities and $17,907,683 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $77,669,478 during the year ended March 31, 2000, of which a portion was paid to shareholders during the period ended March 31, 2000. Remaining capital gain net income will be distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below. Amounts are in thousands.

                              For the fiscal
                          year ended March 31,
                       --------------------------
                           2000           1999
                       ------------  ------------
Shares issued from sale
 of shares:
 Class A  ............        4,530         5,841
 Class B .............          181           ---
 Class C .............           33           ---
 Class Y  ............           25           298
Shares issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............        8,645         5,312
 Class B .............            8           ---
 Class C .............            1           ---
 Class Y  ............           16           105
Shares redeemed:
 Class A  ............      (13,314)      (10,253)
 Class B .............          (17)          ---
 Class C .............          ---*          ---
 Class Y  ............          (41)       (1,563)
                             ------        ------
Increase (decrease) in
 outstanding capital
 shares ..............           67          (260)
                             ======        ======
Value issued from sale
 of shares:
 Class A  ............      $36,528       $47,279
 Class B .............        1,432           ---
 Class C .............          259           ---
 Class Y  ............          202         2,444
Value issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............       66,193        41,926
 Class B .............           56           ---
 Class C .............           11           ---
 Class Y  ............          125           829
Value redeemed:
 Class A  ............     (106,928)      (82,940)
 Class B .............         (128)          ---
 Class C .............           (2)          ---
 Class Y  ............         (335)      (12,501)
                           --------       -------
Decrease in outstanding
 capital  ............     $ (2,587)      $(2,963)
                           ========       =======

*Not shown due to rounding.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Continental Income Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Continental Income Fund, Inc. (the "Fund") as of March 31, 2000, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Continental Income Fund, Inc. as of March 31, 2000, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Kansas City, Missouri
May 5, 2000

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
             --------------------------------------------------------
                      For Individuals       For Corporations
                   -------------------------------------------------------
  Record             Ordinary Long-Term                Non- Long-Term
    Date    Total      IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -----    --------  ---------------------------------------
                                    Class A
06-09-99  $0.0400     $0.0400    $  ---  $0.0115    $0.0285    $  ---
09-15-99   0.0400       .0400       ---    .0117      .0283       ---
12-15-99   0.8690       .1431     .7259    .0176      .1255     .7259
03-15-00   0.0400       .0400       ---    .0120      .0280       ---
          -------     -------   -------  -------    -------   -------
Total     $0.9890     $0.2631   $0.7259  $0.0528    $0.2103   $0.7259
          =======     =======   =======  =======    =======   =======

                                    Class B
12-15-99  $0.8510     $0.1251   $0.7259  $0.0123    $0.1128   $0.7259
03-15-00   0.0230       .0230       ---    .0069      .0161       ---
          -------     -------   -------  -------    -------   -------
Total     $0.8740     $0.1481   $0.7259  $0.0192    $0.1289   $0.7259
          =======     =======   =======  =======    =======   =======

                                    Class C
12-15-99  $0.8510     $0.1251   $0.7259  $0.0123    $0.1128   $0.7259
03-15-00   0.0190       .0190       ---    .0057      .0133       ---
          -------     -------   -------  -------    -------   -------
Total     $0.8700     $0.1441   $0.7259  $0.0180    $0.1261   $0.7259
          =======     =======   =======  =======    =======   =======

                                    Class Y
06-09-99  $0.0450     $0.0450    $  ---  $0.0130    $0.0320    $  ---
09-15-99   0.0470       .0470       ---    .0138      .0332       ---
12-15-99   0.8740       .1481     .7259    .0190      .1291     .7259
03-15-00   0.0480       .0480       ---    .0144      .0336       ---
          -------     -------   -------  -------    -------   -------
Total     $1.0140     $0.2881   $0.7259  $0.0602    $0.2279   $0.7259
          =======     =======   =======  =======    =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

                       Shareholder Meeting Results

A special meeting of United Continental Income Fund, Inc. was held on June 22, 1999. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

Item 1.        To elect the Board of Directors:

                                                   Broker
                                For    Withhold   Non-Votes*
J. Concannon             38,257,556   1,234,712       0
J. Dillingham            38,269,041   1,223,227       0
D. Gardner               38,186,387   1,305,881       0
L. Graves                38,240,090   1,252,178       0
J. Harroz Jr.            38,170,439   1,321,829       0
J. Hayes                 38,141,112   1,351,156       0
R. Hechler               38,204,647   1,287,621       0
H. Herrmann              38,217,133   1,275,135       0
G. Johnson               38,084,484   1,407,784       0
W. Morgan                38,194,512   1,297,756       0
R. Reimer                38,150,063   1,342,205       0
F. Ross                  38,263,402   1,228,866       0
E. Schwartz              38,196,439   1,295,829       0
K. Tucker                38,247,930   1,244,338       0
F. Vogel                 38,256,560   1,235,708       0

Item 2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year:

                                                   Broker
                   For      Against     Abstain   Non-Votes*
            37,793,521      155,169   1,543,578       0

Item 3. To approve or disapprove the amendment to the Fund's investment management agreement with Waddell & Reed Investment Management Company:

                                                    Broker
                   For      Against     Abstain   Non-Votes*
            35,617,261    2,062,861   1,768,483     43,663

Item 4. To approve or disapprove amendment of the Fund's policy regarding securities lending:

                                                    Broker
                   For      Against     Abstain   Non-Votes*
            35,665,491    1,241,739   2,541,375     43,663

Item 5. To approve or disapprove the Fund's Articles of Incorporation to change the par value of Fund shares to $0.001:

                                                    Broker
                   For      Against     Abstain   Non-Votes*
            35,354,917    1,146,708   2,990,643       0

*Broker Non-Votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

DIRECTORS

Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Cynthia P. Prince-Fox, Vice President
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President




This report is submitted for the general information of the shareholders of United Continental Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Continental Income Fund, Inc. current prospectus.





To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds


United Accumulative Fund
United Asset Strategy Fund, Inc.
United Bond Fund
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Income Fund
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Science and Technology Fund
United Small Cap Fund, Inc.
United Tax-Managed Equity Fund, Inc.
United Vanguard Fund, Inc.
















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS 66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com


NUR1004A(3-00)

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